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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of the NCR Savings Plan (Registration No. 333-18803) of our report dated June 8, 2001 relating to the financial statement of the NCR Savings Plan, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers  LLP

Dayton, Ohio
June 20, 2001